THE ALGER FUNDS	THE ALGER INSTITUTIONAL FUNDS
Alger Capital Appreciation Fund	Alger Focus Equity Fund
Alger Growth & Income Fund
Alger Health Sciences Fund	THE ALGER FUNDS II
Alger International Focus Fund	Alger Dynamic Opportunities Fund
Alger Mid Cap Growth Fund	Alger Emerging Markets Fund
Alger Small Cap Focus Fund	Alger Responsible Investing Fund
Alger Small Cap Growth Fund	Alger Spectra Fund
Alger Weatherbie Specialized Growth Fund
ALGER GLOBAL FOCUS FUND

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 18, 2020 to the

Prospectus and Statement of Additional Information (“SAI”) of each Fund dated March 1, 2020, as amended and supplemented to date

Effective immediately, the first paragraph in the section of each Fund’s retail prospectus entitled “Shareholder Information—Sales Charges—Class C Shares—Class C Share Conversion Feature” is deleted in its entirety and replaced with the following:

On the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C Shares, such Class C Shares will automatically convert to Class A Shares without the imposition of any sales load, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A Shares.

Effective January 15, 2021, the section of each Fund’s retail prospectus entitled “Appendix A—Waivers and Discounts Available from Intermediaries—Ameriprise Financial” is deleted in its entirety and replaced with the following:

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Effective immediately, the first paragraph in the section of each Fund’s SAI entitled “Classes of Shares—Conversion of Class C Shares” is deleted in its entirety and replaced with the following:

Class C Shares will automatically convert to Class A Shares on the fifth business day of the month following the eighth anniversary of the purchase date and will thereafter be subject to the lower Class A distribution and/or service fees. The conversion will be calculated based on the NAV per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of Class C Shares representing reinvested dividends distributions will also be converted into Class A Shares.

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S-Global Focus-Retail 121820

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